UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 7, 2007

                          --------------------------

                     WACHOVIA AUTO LOAN OWNER TRUST 2007-1
            (Exact name of registrant as specified in its charter)

                              WDS RECEIVABLES LLC
             (Exact name of depositor as specified in its charter)

                      WACHOVIA BANK, NATIONAL ASSOCIATION
              (Exact name of sponsor as specified in its charter)

                          --------------------------


          Delaware                    333-138043-01             20-5720771
      (State or other                  333-138043               20-4539495
jurisdiction of incorporation)  (Commission File Number)      (IRS Employer
                                                            Identification No.)

 c/o Wilmington Trust Company, as Owner Trustee             444 East Warm Springs Road, Suite 116
           1100 North Market Street                               Las Vegas, Nevada 89119
        Wilmington, Delaware 19890-1605                                (702) 407-4317
     Attn: Corporate Trust Administration               (Address of principal executive offices of
               (302) 636-6000                                  depositor including zip code and
  (Address of principal executive offices of                             phone number )
registrant including zip code and phone number)                                N/A
                     N/A                                (Former name or former address, if changed
 (Former name or former address, if changed                               since last report)
           since last report)

                                   --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On June 7, 2007, Wachovia Auto Owner Trust 2007-1 (the "Trust") issued $384,000,000 of 5.3372% Class A-1 Asset Backed Notes, $613,000,000 of 5.36%
Class A-2 Asset Backed Notes, $200,000,000 of 5.29% Class A-3a Asset Backed Notes, $518,000,000 of LIBOR plus 0.02% Class A-3b Asset Backed Notes, $75,000,000 of 5.38% Class B Asset Backed Notes, $80,000,000 of 5.45% Class C
Asset Backed Notes and $80,000,000 of 5.65% Class D Asset Backed Notes (collectively, the "Notes"), pursuant to (i) a preliminary prospectus, dated May 29, 2007, along with the related preliminary prospectus supplement, dated May 29, 2007 (together, the "Preliminary Prospectus"), filed with the Securities Exchange Commission pursuant to Rule 424(b)(3), and (ii) the prospectus, dated May 30, 2007, along with the related prospectus supplement, dated May 30, 2007 (together, the "Prospectus"), filed with the Securities Exchange Commission pursuant to Rule 424(b)(5). Each of the Preliminary Prospectus and the Prospectus relate to registration statement number 333-138043.

      In connection with such issuance, final copies of the opinions of Sidley Austin LLP with respect to legality and certain tax matters are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01. Financial Statements and Exhibits.

            (d) Exhibits. The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.


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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WDS RECEIVABLES LLC



                                         By:   /s/ Keith Ford
                                             ----------------------------------
                                                    Keith Ford
                                             Assistant Vice President

Dated:  June 7, 2007


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

                                  Exhibit Index


Exhibit      Description
-------      -----------

5.1          Opinion of Sidley Austin LLP regarding legality.

8.1          Opinion of Sidley Austin LLP regarding certain tax matters.

23.1         Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).